                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) : February 16, 1999

                   Advanta Automobile Receivables Trust 1998-1
             (Exact name of registrant as specified in its charter)


              Delaware                               333-19733                         Application Pending
    (State or Other Jurisdiction                    (Commission                          (I.R.S. Employer
          of Incorporation)                         File Number)                       Identification No.)


c/o Advanta Auto Finance Corporation
800 Ridgeview Drive
Horsham, Pennsylvania 19044                                                                          19034
(Address of Principal                                                                             (Zip Code)
 Executive Offices)


               Registrant's telephone number, including area code:
                                 (215) 323-4663

                       500 Office Center Drive, Suite 400
                   Fort Washington, Pennsylvania 19034 (Former
              name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
(c)      Exhibits:

         99.1 Monthly Servicing Report for the Collection Period ending January 31, 1999 relating to the Advanta Automobile Receivables Trust 1998-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                                    (Registrant)


                                    By: /s/ David Plante
                                    -------------------------------------------
                                    Name: David Plante
                                    Title: President

Dated: February 16, 1999